UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        March 6, 2007      (March 1, 2007)
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                Date of report (Date of earliest event reported)

                               Hexcel Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-8472                 94-1109521
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   (State of Incorporation)    (Commission File No.)       (IRS Employer
                                                        Identification No.)

                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02  Results of Operation and Financial Condition

          On March 1, 2007, Hexcel Corporation, a Delaware corporation (the "Company"), issued a press release in which the Company advised of an increase of $0.9 million in its tax provision for the fourth quarter and full year ended December 31, 2006. In addition, the Company also advised that the December 31, 2005 release of its valuation allowance against its U.S. deferred tax assets should have been $3.5 million lower. A copy of this earnings press release is being furnished as
          Exhibit 99.1 and is incorporated herein by reference.


Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure

          The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release issued by the Company on March 1, 2007.



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                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 HEXCEL CORPORATION

     March 6, 2007                                 /s/ William J. Fazio
                                                 ------------------------
                                                 William J. Fazio
                                                 Corporate Controller and
                                                 Chief Accounting Officer



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                                  Exhibit Index
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Exhibit No.             Description
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99.1          Press Release issued by the Company on March 1, 2007.